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                        VERTEX CONTRARIAN FUND

                 Supplement to the Current Prospectus


The description of portfolio managers under the "Management of the Funds - Investment Adviser" section is hereby revised as follows:

Effective October 30, 1998, Brian E. Stack, a Vice President of MFS, is a portfolio manager of the Fund. Mr. Stack has been employed as a portfolio manager by the Adviser since 1993.


           The date of this Supplement is October 30, 1998.